Derivatives and hedging	12 Months Ended
Dec. 31, 2021
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivatives and hedging	Derivatives and hedging
During 2020 and 2021, the Company entered into forward and cylinder contracts to hedge certain forecasted NIS denominated payroll payments against exchange rate fluctuations of the U.S. dollar, for a period of up to twelve months. The fair value of future hedging transactions is included in other current assets or other payables and accrued expenses, as appropriate. The Company recorded the cash flows associated with these derivatives under operating activities.
The gross notional amounts of the Company’s foreign currency contracts are denominated in NIS and GBP. The notional amounts of outstanding foreign currency contracts in U.S. dollars are as follows:

	December 31,
	2020	2021

Derivatives designated as hedging instruments	$82	$1,817
Derivatives not designated as hedging instruments	1,978	76
Total	$2,060	$1,893

During the years ended December 31, 2019, 2020 and 2021, gains (losses) related to designated hedging instruments were reclassified from accumulated other comprehensive loss when the related expenses were incurred. These gains (losses) were recorded in the consolidated statements of comprehensive income (loss), as follows:

	December 31,
	2019	2020	2021

Cost of revenue	$36	$81	$(10)
Research and development	143	233	(38)
Sales and marketing	105	182	(18)
General and administrative	49	82	(10)
Total	$333	$578	$(76)

During the years ended December 31, 2019, 2020 and 2021, the Company recorded gains (losses) related to non-designated hedging instruments in the amount of $387, $15 and $(6), respectively, which are classified as finance expenses, net in the consolidated statements of comprehensive income (loss).